INCOME TAX	12 Months Ended
Dec. 31, 2017
Disclosure of income tax [Abstract]
INCOME TAX
NOTE 12 –   INCOME TAX:

a.	Taxable income of Israeli companies is subject to tax at the rate of 26.5% in 2015, 25% in 2016 and 24% in 2017.

On January 4, 2016, the Israeli Parliament's Plenum approved by a second and third reading the Bill for Amending the Income Tax Ordinance (No. 217) (Reduction of Corporate Tax Rate), 2015, which consists of the reduction of the corporate tax rate from 26.5% to 25%, starting January 1, 2016.

On December 22, 2016, the Israeli Parliament's Plenum approved by a second and third reading the Economic Efficiency Law (Legislative Adjustments for Achieving Budget Objectives in the years 2017 and 2018) - 2016, by which, inter alia, the corporate tax rate would be reduced from 25% to 23% in two steps. The first step will be to a rate of 24% as from January 2017 and the second step will be to a rate of 23% as from January 2018.

Current taxes for the reported periods are calculated according to the tax rates presented above.

b.	The Company received final tax assessments (including assessments considered as final) through the tax year 2012

c.
As at December 31, 2017, the Company has carried forward tax losses in the amount of approximately NIS 119 million (approximately $34 million). Its Subsidiary has carried forwards losses in the amount of NIS 13.8 million (approximately $4 million).

d.	Unrecognized deferred tax assets

Deferred tax assets have not been recognized in respect of carried forward tax losses in the amount of $36,037 thousand as of December 31,2017 (2016-$30,673 thousand) except for deferred tax asset which recognized up to the deferred tax liability amount recorded in respect of the shareholders loan, see note 10.

Deferred tax assets have not been recognized in respect of tax losses since it is not probable that future taxable profit will be available against which the Group can utilize the benefits. The tax losses do not expire under current tax legislation in Israel.

e.	Deferred taxes are calculated according to the tax rate anticipated to be in effect on the date of reversal. See note 10 regarding the deferred taxes.

f.	Reconciliation between the theoretical tax on the pre-tax profit and the tax expense:

	Year ended December 31
	2017	2016
	$ in thousand
Loss before taxes on income	2,128	2,241

Primary tax rate of the Company	24%	25%

Tax calculated according to the Company’s primary tax rate	(511)	(560)

Additional tax (tax saving) in respect of:
Non-deductible expenses	11	4
Current year tax losses and benefits for which deferred
taxes were not created	531	52
Creation of deferred taxes for tax losses and benefits from
previous years for which deferred taxes were not created in
the past	-	(49)

Income tax expenses (income) from continuing operations	31	(553)